SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                         FORM 8-K/A No.1


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
                        October 25, 1995
               -----------------------------------


                     STERLING CHEMICALS, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)




        Delaware                    1-10059              76-0185186
    ---------------              -------------        ----------------
 (State of Incorporation)   (Commission File Number)   (IRS Employer
                                                      Identification No.)




             1200 Smith Street, Suite 1900
              Houston, Texas                     77002-4312
     -----------------------------------------   -----------
      (Address of principal executive offices)   (Zip Code)



Registrant's telephone number, including area code   (713) 650-3700
                                                  -------------------

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

          16.   Letter  from  Coopers  &  Lybrand  L.L.P.
                dated November 1, 1995.

                    This exhibit is being filed to reflect a revision in Coopers & Lybrand L.L.P.'s letter dated October 30, 1995 to indicate the specific date on which the Company's Form 8-K was filed.

                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  November 1, 1995     STERLING CHEMICALS, INC.



                            By:/s/ JIM P. WISE
                               ----------------------------
                               Jim P. Wise
                               Vice President - Finance and
                               Chief Financial Officer

                          EXHIBIT INDEX
Exhibit
Number                   Description of Exhibit
Page

16               Letter from Coopers & Lybrand L.L.P. dated
                  November 1, 1995.

                           EXHIBIT 16


November 1, 1995

Securities and Exchange Commission
450 5th Street, N.W.
Washington, DC  20549

Gentlemen:

We have read the statements made by Sterling Chemicals, Inc., (copy attached) which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K dated October 25, 1995 and filed on October 31, 1995 and as amended on November 1, 1995. We agree with the statements concerning our Firm in such Form 8-K.


Very truly yours,


Coopers & Lybrand L.L.P.